Transamerica Investors, Inc.
on behalf of Transamerica Premier Funds
Supplement dated July 16, 2008 to the Prospectus dated May 1, 2008
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Transamerica Premier Growth Opportunities Fund
The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Growth Opportunities Fund:
On June 24, 2008, the Board of Directors of Transamerica Investors, Inc., on behalf of Transamerica Growth Opportunities Fund (the “Fund”), approved certain changes to the principal investment strategies to the Fund.
Accordingly, effective September 16, 2008, the first paragraph under the section entitled “Principal Strategies and Policies” on page 14 of the Prospectus is hereby replaced with the following:
The Fund invests in a diversified portfolio of domestic equity securities. Under normal market conditions, at least 65% of the Fund’s assets will be invested in equity securities of issuers with market capitalizations of $1 billion to $10 billion at the time of purchase.
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Investors should retain this Supplement for future reference.